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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------


                                  FORM 8-K / A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): October 7, 2004
                                (October 1, 2004)

                         NORTH FORK BANCORPORATION, INC.
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-10458                   36-3154608
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(State or Other Jurisdiction   (Commission File Number         (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                  275 Broadhollow Road Melville, New York 11747
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       (Registrant's Telephone Number, Including Area Code) (631) 844-1004
                                                            ----------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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On October 1, 2004, North Fork Bancorporation, Inc., a Delaware corporation
("North Fork"), filed an initial Current Report on Form 8-K with the U.S. Securities and Exchange Commission reporting the completion of the merger (the "Merger") of GreenPoint Financial Corp., a Delaware corporation ("GreenPoint"), with and into North Fork. This report supplements Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers, to report additional information with respect to certain newly appointed directors of the Board of Directors of North Fork.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Certain Related Party Transactions.

As executive officers of GreenPoint, Messrs. Thomas S. Johnson and Bharat B. Bhatt had previously entered into agreements with GreenPoint that contained change in control severance provisions. In order to eliminate uncertainty regarding employment continuation following completion of the Merger, North Fork determined, at the time the Merger was negotiated, that it was in the best interests of the combined company to make the change of control payments under these agreements. At the time of the Merger, GreenPoint was to pay Messrs. Johnson and Bhatt cash in respect of certain obligations under their respective agreements. The specific amount payable to each is in the process of being determined. North Fork will provide that information by amendment as soon as it becomes available.

Pursuant to the terms of the equity-based plans of GreenPoint and the award agreements thereunder, stock options to acquire GreenPoint common stock granted prior to the announcement of the merger fully vested upon completion of the Merger, including options to acquire 3,366,396 shares of North Fork now held by Mr. Johnson and 1,994,333 shares of North Fork now held by Mr. Bhatt.

As previously disclosed, in connection with the execution of the merger agreement between North Fork and GreenPoint, North Fork entered into an employment agreement with Mr. Bhatt that became effective upon the completion of the Merger. The employment agreement is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

The information under the caption "Financial Interests of GreenPoint Directors and Executive Officers in the Merger" in the joint proxy statement-prospectus, dated July 28, 2004, of North Fork and GreenPoint, filed by North Fork with the U.S. Securities and Exchange Commission pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended, on July 30, 2004 (File No. 333-114173), is incorporated herein by reference.

Membership on Committees of the Board of Directors.

Among the new directors, the Board of Directors of North Fork has appointed Karen M. Garrison and Dr. Alvin N. Puryear to the Audit Committee and William M. Jackson to the Compensation and Stock Committee.

Item 9.01. Financial Statements and Exhibits

(c)      Exhibits.

         The following exhibits are filed as part of this report:

Exhibit
Number         Description
-------        -----------

Exhibit 2.1 Agreement and Plan of Merger, dated as of February 15, 2004, by and between GreenPoint Financial Corp. and North Fork Bancorporation, Inc.*


Exhibit 99.1 Press release dated October 1, 2004 by North Fork Bancorporation, Inc. with respect to the closing of the Merger.*


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Exhibit 99.2   Employment Agreement, dated as of February 15, 2004, by and between North Fork Bancorporation, Inc. and Bharat B. Bhatt. (incorporated by reference to Exhibit 10.1 of the Registration Statement on Form S-4 (File No. 333-114173) of North Fork Bancorporation, Inc., filed with the U.S. Securities and Exchange Commission on April 2, 2004).

Exhibit 99.3 Information under the caption "Financial Interests of GreenPoint Directors and Executive Officers in the Merger" in the Joint Proxy Statement-Prospectus, dated July 28, 2004 (incorporated herein by reference to the information under the caption "Financial Interests of GreenPoint Directors and Executive Officers in the Merger" in the prospectus filed pursuant to Rule 424(b)(3)under the Securities Act of 1933, as amended, by North Fork Bancorporation, Inc. on July 30, 2004 (File No. 333-114173)).

* Previously filed.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NORTH FORK BANCORPORATION, INC.


Date:  October 7, 2004

                                             By: /s/ Daniel M. Healy
                                                 ------------------------------
                                                 Daniel M. Healy
                                                 Executive Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------
Exhibit 2.1           Agreement and Plan of Merger, dated as of February 15,
                      2004, by and between GreenPoint Financial Corp. and North Fork Bancorporation, Inc.*

Exhibit 99.1 Press release dated October 1, 2004 by North Fork Bancorporation, Inc. with respect to the closing of the Merger.*

Exhibit 99.2 Employment Agreement, dated as of February 15, 2004, by and between North Fork Bancorporation, Inc. and Bharat B. Bhatt. (incorporated by reference to Exhibit 10.1 of the Registration Statement on Form S-4 (File No. 333-114173) of North Fork Bancorporation, Inc., filed with the U.S. Securities and Exchange Commission on April 2, 2004).

Exhibit 99.3 Information under the caption "Financial Interests of GreenPoint Directors and Executive Officers in the Merger" in the Joint Proxy Statement-Prospectus, dated July 28, 2004 (incorporated herein by reference to the information under the caption "Financial Interests of GreenPoint Directors and Executive Officers in the Merger" the prospectus filed pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, by North Fork Bancorporation, Inc. on July 30, 2004 (File No. 333-114173)).

 * Previously filed.